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                                                          EXHIBIT 21


                         SUBSIDIARIES OF MANPOWER INC.

                                                     Incorporated in
Corporate Name                                       State/Country of
--------------                                       ----------------

Alabama Services Contractors, Inc.                        Alabama
Manpower de Servicios S.A.                                Argentina
Benefits S.A.                                             Argentina
Cotecsud S.A.S.E. (Compania Tecnica
  Sudamericana S.A.S.E.)                                  Argentina
Manpower Services (Australia) Pty Ltd.                    Australia
Manpower Holding Gmbh                                     Austria
Jade Personnel Services Gmbh                              Austria
Manpower Unternehmens und-
  Personalberatung Gesellschaft m.b.H.                    Austria
Manpower Temporaerpersonal
  Gesellschaft m.b.H.                                     Austria
Jade Industrieanlangenmontagen G.m.b.H.                   Austria
S.A. Manpower (Belgium) N.V.                              Belgium
S.A. Multiskill N.V.                                      Belgium
Manpower Participacoes Ltda. (Inactive)                   Brazil
Manpower Ltda. S/C (Inactive)                             Brazil
Snyder Services, Inc.                                     Colorado
Manpower Praha                                            Czech Republic
Manpower Franchises, L.L.C.                               Delaware
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                                                      Incorporated in
Corporate Name                                        State/Country of
--------------                                        ----------------
Staffing Trends Inc.                                     Delaware
Manpower Employment Inc.                                 Delaware
Positions, Inc.                                          Delaware
U.S. Caden                                               Delaware
Manpower International Inc.                              Delaware
Manpower A/S                                             Denmark
Manpower France S.A.R.L.                                 France
Supplay S.A.                                             France
Fortec SARL                                              France
Manpower Planen & Leisten GmbH.
  Unternehman Fur Zeitpersonal                           Germany
Adservice GmbH.                                          Germany
PITS GmbH.                                               Germany
Manpower Munkaero Szervezesi KFT                         Hungary
Transpersonnel, Inc.                                     Illinois
Manpower (Ireland) Limited                               Ireland
Manpower (Israel) Limited                                Israel
Adam Ltd. (Inactive)                                     Israel
Career Ltd.                                              Israel
Nativ ZIsrael

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                                                      Incorporated in
Corporate Name                                        State/Country of
--------------                                        ----------------
Unison Engineering Projects Ltd.                         Israel
S.T.M. Technologies (Inactive)                           Israel
MNAM Ltd.                                                Israel
M.P.H. Holdings                                          Israel
T. Market (M.A.)                                         Israel
Telepower                                                Israel
Tirgumey Eichut                                          Israel
Manpower Italia S.r.l.                                   Italy
Manpower Japan Co., Ltd.                                 Japan
Support Services Specialists of Topeka                   Kansas
Aide Temporaire S.A.R.L.                                 Luxembourg
Manpower S.A. de C.V.                                    Mexico
Servicio de Personal Industrial                          Mexico
Manpower S.A.M.                                          Monaco
Manpower B.V.                                            Netherlands
Manpower Kantoor-en Paramodisch B.V.                     Netherlands
Manpower Consultancy B.V.                                Netherlands
Manpower Industrie B.V.                                  Netherlands
Manpower Management B.V.                                 Netherlands

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                                                      Incorporated in
Corporate Name                                        State/Country of
--------------                                        ----------------
Manpower Project Support B.V.                            Netherlands
Manpower Uitzendorganisatie                              Netherlands
Manpower Incorporated of New York                        New York
Manpower Services (New Zealand) Limited                  New Zealand
Manpower A/S                                             Norway
Techpower A/S                                            Norway
Techpower Telemark A/S                                   Norway
Manpower Kantineservice A/S                              Norway
Bankpower A/S                                            Norway
Bedtiftsassistanse A/S                                   Norway
Tri County Business Services, Inc.                       Ohio
Manpower Services (Ontario) Limited                      Ontario
Manpower Services (Toronto) Limited                      Ontario
Manjoven Services Limited                                Ontario
Services de Personel du Quebec Ltee.                     Quebec
Manpower Incorporated of Providence                      Rhode Island
Manpower Personnel Southeast Asia Pte Ltd                Singapore
Manpower Team Empresa de Trabajo Temporal,
S.A. Spain

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                                                      Incorporated in
Corporate Name                                        State/Country of
--------------                                        ----------------
Other Activities S.L.                                    Spain
Manpower Aktiebolag                                      Sweden
A Teamwork Sverige Aktiebolag                            Sweden
Teamwork Kommanditbolag                                  Sweden
Manpower S.A.                                            Switzerland
Caden Corporation S.A.                                   Switzerland
Manpower Services S.A.                                   Switzerland
Bafin Holdings Limited                                   United Kingdom
Manpower Public Limited Company                          United Kingdom
Manpower Nominees Limited                                United Kingdom
Girlpower Limited (Inactive)                             United Kingdom
Manpower Contract Services Limited                       United Kingdom
Manpower Services Limited (Inactive)                     United Kingdom
Overdrive PLC                                            United Kingdom
LPNS Limited                                             United Kingdom
Salespower Limited (Inactive)                            United Kingdom
Manpower IT Services Limited                             United Kingdom
Brook Street Bureau PLC                                  United Kingdom
Bafin Services Limited                                   United Kingdom

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                                                      Incorporated in
Corporate Name                                        State/Country of
--------------                                        ----------------
Manpower (Hemel) Limited                                United Kingdom
Falcon Management (Driving) Services Limited            United Kingdom
A. Foy Limited                                          United Kingdom
Falcon Management Services Limited                      United Kingdom
A&R Foy                                                 United Kingdom
Extrastaff Limited                                      United Kingdom
Crewcorp Limited                                        United Kingdom
Total Staff Recruitment Limited                         United Kingdom
Roco Limited                                            United Kingdom
Corporate Services Group PLC                            United Kingdom
B.A. Challenge Limited                                  United Kingdom
Ferrishbush Limited                                     United Kingdom
Brook Street (UK) Limited                               United Kingdom
Psyconsult International Limited                        United Kingdom
Challoners Limited                                      United Kingdom
Temp Finance & Accounting Service Limited               United Kingdom
BS Project Services Limited                             United Kingdom
Aris S.A.                                               Uruguay
Manpower de Venezuela C.A.                              Venezuela

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                                                      Incorporated in
Corporate Name                                        State/Country of
--------------                                        ----------------
Manpower Nominees Inc.                                  Wisconsin
Signature Graphics of Milwaukee, Inc.                   Wisconsin
Manpower of Indiana Limited Partnership                 Wisconsin
Manpower Professional Staffing Services Inc.            Wisconsin
Manpower Texas Holdings L.L.C.                          Wisconsin
Manpower of Texas Limited Partnership                   Wisconsin


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